                                                                    EXHIBIT 23






                         INDEPENDENT AUDITORS' CONSENT

                                                                     EXHIBIT 23




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference of our reports dated February 14, 1997, appearing in and incorporated by reference in this Annual Report on Form 10-K of American Business Products, Inc. for the year ended December 31, 1996 in the following Registration Statements of American Business Products, Inc.:


              FORM                        FILE NO.

              S-3                         33-60567
              S-8                         33-53627
              S-8                         33-59271
              S-8                         33-61359



/s/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP
Atlanta, Georgia
March 14, 1997